SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 1999

                           FIRST SECURITY CORPORATION
                    (Exact Name of Registrant as Specified in
                                    Charter)

Delaware                             1-6906                          87-6118148
(State or Other                 (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
Incorporation)

79 South Main, P.O. Box 30006                                        84130-0006
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (801)246-5976

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

            On June 6, 1999, First Security Corporation, a Delaware corporation ("First Security") and Zions Bancorporation, a Utah corporation ("Zions"), announced that they had entered into an Agreement and Plan of Merger, dated as of June 6, 1999 (the "Merger Agreement").

            Pursuant to the Merger Agreement, (1) Zions shall merge with and into First Security with First Security as the surviving corporation (the "Surviving Corporation"), (2) immediately prior to the effectiveness of the merger, each issued and outstanding share of First Security's common stock, par value $1.25 per share (the "First Security Common Stock"), shall be reclassified and converted into 0.442 of a validly issued, fully paid and nonassessable share of the common stock of the Surviving Corporation, par value $1.25 per share ("Surviving Corporation Common Stock"), and (3) each issued and outstanding share of Zions' common stock, no par value per share (the "Zions Common Stock"), other than treasury stock, shall be converted into one validly issued, fully paid and nonassessable share of Surviving Corporation Common Stock. First Security and Zions have also entered into reciprocal stock option agreements with respect to shares of their respective common stock. Each option is triggered upon the occurrence of specified events set forth in the option agreements. The merger is subject to regulatory and First Security and Zions stockholder approvals.

            A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

            In connection with entering into the Merger Agreement and the reciprocal stock option agreements, First Security and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent"), entered into an amendment to the Shareholder Rights Agreement, dated as of August 28, 1989, as amended, by and between First Security and the Rights Agent and an amendment to the Shareholder Rights Agreement, dated as of October 27, 1998, by and between First Security and the Rights Agent. Copies of these amendments are attached hereto as Exhibit 4.1 and Exhibit 4.2 and are incorporated by reference herein in their entirety.


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Item 7.     Financial Statements and Exhibits.

            (c) The following exhibits are filed with this report:

            Exhibit Number                            Description

                  4.1 Amendment, dated as of June 6, 1999, to Shareholder Rights Agreement, dated as of August 28, 1989, as amended, by and between First Security Corporation and First Chicago Trust Company of New York, as Rights Agent.

                  4.2 Amendment, dated as of June 6, 1999, to Shareholder Rights Agreement, dated as of October 27, 1998, by and between First Security Corporation and First Chicago Trust Company of New York, as Rights Agent.

                 99.1                   Press Release issued June 6, 1999


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST SECURITY CORPORATION

                                       By:/s/ Brad D. Hardy

                                          Name: Brad D. Hardy
                                          Title: Executive Vice President
                                          Corporate Services, General Counsel,
                                          Chief Financial Officer and Secretary

Dated:      June 8, 1999